Goodwill and other intangible assets	12 Months Ended
Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill And Intangible Assets Disclosure [Text Block]

Note 20 – Goodwill and other intangible assets

The changes in the carrying amount of goodwill for the years ended December 31, 2014, and 2013, allocated by reportable segments and corporate group, were as follows (refer to Note 45 for the definition of the Corporation's reportable segments):

2014
			Purchase	Goodwill written off
	Balance at	Goodwill on	accounting	related to discontinued		Balance at
(In thousands)	January 1, 2014	acquisition	adjustments	operations	Other	December 31,2014
Banco Popular de Puerto Rico	$245,679	$4,430	$-	$-	$-	$250,109
Banco Popular North America	402,078	-	-	(186,511)	-	215,567
Total Popular, Inc.	$647,757	$4,430	$-	$(186,511)	$-	$465,676

2013
			Purchase
	Balance at	Goodwill on	accounting		Balance at
(In thousands)	January 1, 2013	acquisition	adjustments	Other	December 31, 2013
Banco Popular de Puerto Rico	$245,679	$-	$-	$-	$245,679
Banco Popular North America	402,078	-	-	-	402,078
Total Popular, Inc.	$647,757	$-	$-	$-	$647,757

The goodwill acquired during 2014 of $4.4 million was related to the acquisition of an insurance benefits business.

Goodwill Impairment Test

As discussed in Note 4, Discontinued Operations, on April 22, 2014, BPNA entered into definitive agreements to sell its regional operations in California, Illinois and Central Florida to three different buyers. In connection with the transactions, the Corporation is relocating certain back office operations to Puerto Rico and New York. During the second quarter of 2014, the assets and liabilities for those regions were reclassified as held-for-sale in accordance with ASC 360-10-45. As a result of the reclassification, and in accordance with ASC 350-20-40, BPNA allocated a proportionate share of the goodwill balance to the discontinued businesses on a relative fair value basis and performed an impairment test for the goodwill allocated to each of the discontinued operations as well as for retained business, each as a separate reporting unit. This allocation of goodwill and related impairment analysis resulted in an impairment charge of $186.5 million during the second quarter of 2014. The goodwill impairment charge is a non-cash charge that did not have an impact on the Corporation's tangible capital or regulatory capital ratios. The goodwill impairment analysis of the retained portion of the BPNA operations resulted in no impairment as of June 30, 2014.

The methodology used to determine the relative value of the regions sold and the retained portion of the BPNA reporting unit for purpose of the goodwill allocation among these reporting units takes into consideration the fair value estimates resulting from a combination of: (1) the average price to tangible book multiple based on a regression analysis of the projected return on equity for comparable companies, (2) the average price to revenue multiple based on a regression analysis of the projected revenue margin for comparable companies, and (3) the average price to earnings multiple based on comparable companies. After allocating the carrying amount of goodwill to the regions sold and the retained portion, the Corporation performed the goodwill impairment test of ASC 350-20 to each region sold and to the retained business reporting unit. The fair value of each region was based on the transaction price agreed with the buyers as part of the step 2 of the goodwill impairment analysis. This fair value was compared to the fair value of the assets and liabilities sold including any unrecognized intangible asset. The goodwill impairment analysis of the regions sold indicated that all the goodwill allocated to each region sold was impaired, and accordingly, the Corporation recorded an impairment charge of $186.5 million during the second quarter of 2014.

The following table presents the gross amount of goodwill and accumulated impairment losses by reportable segments.

December 31, 2014

	Balance at		Balance at	Balance at		Balance at
	January 1,	Accumulated	January 1,	December 31,	Accumulated	December 31,
	2014	impairment	2014	2014	impairment	2014
(In thousands)	(gross amounts)	losses	(net amounts)	(gross amounts)	losses	(net amounts)
Banco Popular de Puerto Rico	$245,679	$-	$245,679	$250,109	$-	$250,109
Banco Popular North America	566,489	164,411	402,078	379,978	164,411	215,567
Total Popular, Inc.	$812,168	$164,411	$647,757	$630,087	$164,411	$465,676

December 31, 2013

	Balance at		Balance at	Balance at		Balance at
	January 1,	Accumulated	January 1,	December 31,	Accumulated	December 31,
	2013	impairment	2013	2013	impairment	2013
(In thousands)	(gross amounts)	losses	(net amounts)	(gross amounts)	losses	(net amounts)
Banco Popular de Puerto Rico	$245,679	$-	$245,679	$245,679	$-	$245,679
Banco Popular North America	566,489	164,411	402,078	566,489	164,411	402,078
Total Popular, Inc.	$812,168	$164,411	$647,757	$812,168	$164,411	$647,757

The accumulated impairment losses in the BPNA reportable segment are associated with E-LOAN.

At December 31, 2014 and 2013, the Corporation had $ 6 million of identifiable intangible assets, with indefinite useful lives, mostly associated with E-LOAN's trademark.

The following table reflects the components of other intangible assets subject to amortization:

	Gross		Net
	Carrying	Accumulated	Carrying
(In thousands)	Amount	Amortization	Value
December 31, 2014
Core deposits	$50,679	$32,006	$18,673
Other customer relationships	19,452	6,644	12,808
Total other intangible assets	$70,131	$38,650	$31,481
December 31, 2013
Core deposits	$77,885	$51,737	$26,148
Other customer relationships	17,555	4,712	12,843
Other intangibles	135	107	28
Total other intangible assets	$95,575	$56,556	$39,019

During the year ended 2014 the Corporation acquired $1.9 million in other customer relationships intangible assets related to the purchase of the above mentioned insurance benefits business, which are to be amortized to operating expenses over a 5-year period. During the year ended 2013, the Corporation recognized $720 thousand of other customer relationship intangible assets associated with the purchase of a dwelling and flood insurance portfolio.

Core deposits and other intangibles with gross amount of $27 million became fully amortized during 2014 and, as such, their gross amount and accumulated amortization were eliminated from the tabular disclosure presented in the preceding table.

During the year ended December 31, 2014, the Corporation recognized $ 8.2 million in amortization expense related to other intangible assets with definite useful lives (2013 - $ 8.0 million; 2012 - $ 8.2 million).

The following table presents the estimated amortization of the intangible assets with definite useful lives for each of the following periods:

(In thousands)
Year 2015	$7,607
Year 2016	7,322
Year 2017	4,574
Year 2018	4,481
Year 2019	4,285

Results of the Goodwill Impairment Test

The Corporation's goodwill and other identifiable intangible assets having an indefinite useful life are tested for impairment at least annually and on a more frequent basis if events or circumstances indicate impairment could have taken place. Such events could include, among others, a significant adverse change in the business climate, an adverse action by a regulator, an unanticipated change in the competitive environment and a decision to change the operations or dispose of a reporting unit.

Under applicable accounting standards, goodwill impairment analysis is a two-step test. The first step of the goodwill impairment test involves comparing the fair value of the reporting unit with its carrying amount, including goodwill. If the fair value of the reporting unit exceeds its carrying amount, goodwill of the reporting unit is considered not impaired; however, if the carrying amount of the reporting unit exceeds its fair value, the second step must be performed. The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated possible impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles (including any unrecognized intangible assets, such as unrecognized core deposits and trademark) as if the reporting unit was being acquired in a business combination and the fair value of the reporting unit was the price paid to acquire the reporting unit. The Corporation estimates the fair values of the assets and liabilities of a reporting unit, consistent with the requirements of the fair value measurements accounting standard, which defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value of the assets and liabilities reflects market conditions, thus volatility in prices could have a material impact on the determination of the implied fair value of the reporting unit goodwill at the impairment test date. The adjustments to measure the assets, liabilities and intangibles at fair value are for the purpose of measuring the implied fair value of goodwill and such adjustments are not reflected in the consolidated statement of financial condition. If the implied fair value of goodwill exceeds the goodwill assigned to the reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted under applicable accounting standards.

The Corporation performed the annual goodwill impairment evaluation for the entire organization during the third quarter of 2014 using July 31, 2014 as the annual evaluation date. The reporting units utilized for this evaluation were those that are one level below the business segments, which are the legal entities within the reportable segment. The Corporation assigns goodwill to the reporting units when carrying out a business combination.

In determining the fair value of a reporting unit, the Corporation generally uses a combination of methods, including market price multiples of comparable companies and transactions, as well as discounted cash flow analysis. Management evaluates the particular circumstances of each reporting unit in order to determine the most appropriate valuation methodology. The Corporation evaluates the results obtained under each valuation methodology to identify and understand the key value drivers in order to ascertain that the results obtained are reasonable and appropriate under the circumstances. Elements considered include current market and economic conditions, developments in specific lines of business, and any particular features in the individual reporting units.

The computations require management to make estimates and assumptions. Critical assumptions that are used as part of these evaluations include:

  a selection of comparable publicly traded companies, based on nature of business, location and size;
  a selection of comparable acquisition and capital raising transactions;
  the discount rate applied to future earnings, based on an estimate of the cost of equity;
  the potential future earnings of the reporting unit; and
  the market growth and new business assumptions.

For purposes of the market comparable approach, valuations were determined by calculating average price multiples of relevant value drivers from a group of companies that are comparable to the reporting unit being analyzed and applying those price multiples to the value drivers of the reporting unit. Multiples used are minority based multiples and thus, no control premium adjustment is made to the comparable companies market multiples. While the market price multiple is not an assumption, a presumption that it provides an indicator of the value of the reporting unit is inherent in the valuation. The determination of the market comparables also involves a degree of judgment.

For purposes of the discounted cash flows (“DCF”) approach, the valuation is based on estimated future cash flows. The financial projections used in the DCF valuation analysis for each reporting unit are based on the most recent (as of the valuation date) financial projections presented to the Corporation's Asset / Liability Management Committee (“ALCO”). The growth assumptions included in these projections are based on management's expectations for each reporting unit's financial prospects considering economic and industry conditions as well as particular plans of each entity (i.e. restructuring plans, de-leveraging, etc.). The cost of equity used to discount the cash flows was calculated using the Ibbotson Build-Up Method and ranged from 12.15% to 16.83% for the 2014 analysis. The Ibbotson Build-Up Method builds up a cost of equity starting with the rate of return of a “risk-free” asset (20-year U.S. Treasury note) and adds to it additional risk elements such as equity risk premium, size premium and industry risk premium. The resulting discount rates were analyzed in terms of reasonability given the current market conditions and adjustments were made when necessary.

For BPNA reporting unit, the average estimated fair value calculated in Step 1, using all valuation methodologies exceeded BPNA's equity value by approximately $205 million in the July 31, 2014 annual test. Accordingly, there is no indication of impairment of goodwill recorded in BPNA at July 31, 2014 and there is no need for a Step 2 analysis. BPNA failed Step 1 in the annual test as of July 31, 2013 requiring the completion of Step 2. The results of the Step 2 indicated that the implied fair value of goodwill exceeded the goodwill carrying value at July 31, 2013 resulting in no goodwill impairment.

For the BPPR reporting unit, the average estimated fair value calculated in Step 1 using all valuation methodologies exceeded BPPR's equity value by approximately $337 million in the July 31, 2014 annual test as compared with approximately $387 million at July 31, 2013. This result indicates there would be no indication of impairment on the goodwill recorded in BPPR at July 31, 2014. The goodwill balance of BPPR and BPNA, as legal entities, represented approximately 95% of the Corporation's total goodwill balance as of the July 31, 2014 valuation date.

Furthermore, as part of the analyses, management performed a reconciliation of the aggregate fair values determined for the reporting units to the market capitalization of Popular, Inc. concluding that the fair value results determined for the reporting units in the July 31, 2014 annual assessment were reasonable.

The goodwill impairment evaluation process requires the Corporation to make estimates and assumptions with regard to the fair value of the reporting units. Actual values may differ significantly from these estimates. Such differences could result in future impairment of goodwill that would, in turn, negatively impact the Corporation's results of operations and the reporting units where the goodwill is recorded. Declines in the Corporation's market capitalization could increase the risk of goodwill impairment in the future.

Management monitors events or changes in circumstances between annual tests to determine if these events or changes in circumstances would more likely than not reduce the fair value of a reporting unit below its carrying amount.

At December 31, 2014 and 2013, other than goodwill, the Corporation had $ 6 million of identifiable intangible assets, with indefinite useful lives, mostly associated with E-LOAN'S trademark.

The valuation of the E-LOAN trademark was performed using the “relief-from-royalty” valuation approach. The basis of the “relief-from-royalty” method is that, by virtue of having ownership of the trademark, the Corporation is relieved from having to pay a royalty, usually expressed as a percentage of revenue, for the use of trademark. The main attributes involved in the valuation of this intangible asset include the royalty rate, revenue projections that benefit from the use of this intangible, after-tax royalty savings derived from the ownership of the intangible, and the discount rate to apply to the projected benefits to arrive at the present value of this intangible. Since estimates are an integral part of this trademark impairment analysis, changes in these estimates could have a significant impact on the calculated fair value. There were no impairments recognized during the years ended December 31, 2014 and 2013 related to E-LOAN's trademark.